UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2013

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrants’s Certifying Accountant.

On October 30, 2013, the Audit Committee of the Board of Directors of FactSet Research Systems Inc. (“FactSet” or the “Company”) engaged Ernst & Young LLP (“EY”) as FactSet’s independent registered public accounting firm commencing with the fiscal year ending August 31, 2014. A copy of the Company’s press release is filed as Exhibit 99.1 to this Form 8-K.

PricewaterhouseCoopers LLP (“PwC”) performed the audit of the Company’s consolidated financial statements for the fiscal year ended August 31, 2013 and was dismissed as the independent registered public accounting firm upon completion of the audit on October 30, 2013. During the Company’s fiscal years ended August 31, 2013 and 2012 and through October 30, 2013, FactSet had no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year; and during that same period there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

PwC’s audit reports on FactSet’s consolidated financial statements for the fiscal years ended August 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of PwC’s letter to the Securities and Exchange Commission dated October 30, 2013 is filed as Exhibit 16.1 to this Form 8-K.

During FactSet’s fiscal years ended August 31, 2013 and 2012 and through October 30, 2013, neither FactSet, nor anyone on behalf of FactSet, consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on FactSet’s consolidated financial statements, and no written report or oral advice was provided by EY to FactSet that EY concluded was an important factor considered by FactSet in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 30, 2013.

99.1	Press Release dated October 30, 2013 regarding the selection of Ernst & Young LLP as FactSet’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)

Date: October 30, 2013	/s/ MAURIZIO NICOLELLI
Maurizio Nicolelli
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 30, 2013.

99.1	Press Release dated October 30, 2013 regarding the selection of Ernst & Young LLP as FactSet’s independent registered public accounting firm.